SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008

CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 443-4000

Not Applicable
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 8, 2008, the Board of Directors (the “Board”) of Celanese Corporation (the “Company”), acting upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Committee”), approved the amendment and restatement of the Company’s Amended and Restated By-Laws, effective as of February 8, 2008, to change the vote standard for the election of directors from a plurality to a majority of votes cast in uncontested elections.  The amendment states that a majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.  The amendment, which affects Section 2.06 of the Company’s Amended and Restated By-Laws, took effect upon adoption.

The foregoing description of the By-Law amendment is qualified in its entirety by reference to the Second Amended and Restated By-Laws, as amended and restated on February 8, 2008, a copy of which is attached hereto as Exhibit 3.2.

Item 8.01 Other Events

In connection with the By-Law amendment referred to in Item 5.03 of this Current Report on Form 8-K, the Board approved and adopted amendments to the Company’s Corporate Governance Guidelines (the “Guidelines”), to provide that the Committee shall establish procedures for any director who is not elected to tender his or her resignation. Under the Guidelines, in the event that a director nominee fails to receive the requisite vote, the Committee will make a recommendation to the Board on whether to accept or reject the resignation of such director, or whether other action should be taken.  The Board will act on the Committee’s recommendation within ninety (90) days following certification of the election results.  In making its recommendation to the Board, the Committee shall be entitled to consider all factors believed relevant by the Committee’s members.  Unless applicable to all directors, the director(s) whose resignation is under consideration is expected to recuse himself or herself from the Board vote.  Thereafter, the Board will promptly publicly disclose its decision regarding the director’s resignation offer (including the reason(s) for rejecting the resignation offer, if applicable).  If the Board accepts a director’s resignation pursuant to this process, the Committee shall recommend to the Board whether to fill such vacancy or reduce the size of the Board.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits

Exhibit Number	Description

3.2	Celanese Corporation Second Amended and Restated By-Laws, effective as of February 8, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
	By	/s/ Robert L. Villaseñor
		Name:	Robert L. Villaseñor
Date: February 14, 2008		Title:	Assistant Secretary

Exhibit Index

Exhibit Number	Description

3.2	Celanese Corporation Second Amended and Restated By-Laws, effective as of February 8, 2008